October 15, 2024 Project Zodiac Discussion Materials Exhibit 16(c)(viii) [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission.

Zodiac Process Summary Contacted [***] Parties: [***] Strategics, [***] Financial Sponsors Contacted [***] Conducted Business Diligence [***] Conducted Confirmatory Diligence [***] Submitted Final Proposal (1) Consortium Proposal (1): $9.75 Per Share Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. [***] indicates information has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. This information has been filed separately with the Securities and Exchange Commission. [***] [***] [***]

Summary of Transaction Statistics Note: Current market prices as of October 14, 2024. Zodiac fiscal year ends January 31. Zodiac FY-1 used as proxy for CY. (1) Common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Transaction scenarios reflect cancellation of April 2024 CEO PSUs since share price hurdle is not met in a Change in Control, per Zodiac management. (2) Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024. Impact of Convertible Senior Notes due 2029 reflected in Enterprise Value based on Zodiac indenture dated March 24, 2022. (3) Zodiac estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. (4) Rule of 40 defined as Revenue Growth plus Adjusted Free Cash Flow margin. (5) Volume-weighted average prices based on trading days per FactSet. (6) Reflects Consortium Proposal of $9.75 per share received on October 15, 2024.

Source: FactSet as of October 14, 2024. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. Zodiac Share Price ($) From October 16, 2023 to Current (October 14, 2024) Comparison of Proposal with Stock Price Performance Over the Last Twelve Months Zodiac Current: $8.97 8/21/24: Zodiac reports Q2 FY25 earnings 8/21 – 8/22 Price Reaction: (0%) 4/16/24: 1-day prior to Reuters report of Zodiac exploring a potential sale 4/16 – 4/17 Price Reaction: +12% 5/22/24: Zodiac reports Q1 FY25 earnings 5/22 – 5/23 Price Reaction: +3% 5/1/24: Zodiac announces settlement with Scalar Gauge and appointment of John Harkey to Board of Directors 5/1 – 5/2 Price Reaction: (1%) Reuters Report of Zodiac Exploring a Potential Sale to Q2 FY25 Earnings (4/16 – 8/21) 11/29/23: Zodiac reports Q3 FY24 earnings 11/29 – 11/30 Price Reaction: +9% Consortium Proposal (1): $9.75 Per Share 2/28/24: Zodiac reports Q4 FY24 earnings 2/28 – 2/29 Price Reaction: (6%)

Comparison of Proposal with Selected Transaction Multiples Selected Public Software Transactions Greater Than $1 Billion with Revenue Growth Less Than or Equal to 10% Since 2011 Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research. Note: ‘NM' = Not publicly available or not meaningful. Multiples greater than 50.0x considered not meaningful. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. NTM statistics based on mean analyst consensus estimates for the next twelve month period as of transaction announcement. NM deals excluded from the NTM EBITDA Multiple chart include WalkMe and QAD. NM deals excluded from the NTM LFCF Multiple chart include WalkMe, QAD, Ellie Mae and Interactive Intelligence. NTM Revenue Multiple(2) Overall Median: 3.9x Overall 25th Percentile: 3.1x Overall 75th Percentile: 5.2x NTM EBITDA Multiple(2)(3) NTM LFCF Multiple(2)(4) Overall 75th Percentile: 19.6x Overall Median: 16.5x Overall Median: 21.8x Overall 25th Percentile: 17.4x Overall 75th Percentile: 26.3x 3.2x 18.0x Legend Strategic Sponsor Consortium Proposal (1): $9.75/share Overall 25th Percentile: 12.5x 13.6x

Summary of Zodiac Valuation Analyses Note: Zodiac fiscal year ends January 31. FY-1 used as a proxy for CY. Present values as of July 31, 2024, assuming mid-period convention. Assumes current Zodiac shareholders incur 14% cumulative dilution through issuance of equity awards over the projected period, per Zodiac management. Common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024. Reflect cancellation of April 2024 CEO PSUs if share price hurdle is not met in a Change in Control. Zodiac Management Plan provided by Zodiac management in September 2024. Zodiac street estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. Consortium Proposal (7): $9.75 Per Share

Zodiac Financial Overview

Overview of Zodiac Management Plan Source: Historical figures per Zodiac company filings. Zodiac Management Plan provided by Zodiac Management in September 2024. Note: Zodiac fiscal year ends January 31. Rule of 40 defined as Revenue Growth plus Adjusted Free Cash Flow margin. FY29 Adjusted FCF does not factor in a long-term effective tax rate. Non-GAAP Operating Income ($MM) Adjusted FCF ($MM) Non-GAAP Operating Margin (%) Adjusted FCF Margin (%) ARR ($MM) YoY ARR Growth (%) Revenue ($MM) YoY Revenue Growth (%) 16% 7% 19% 25% 26% 31% 34% 38% Rule of 40(1): Actual Projections Projected CAGR (‘24-’29): 8% Projected CAGR (‘24-’29): 7% Projected CAGR (‘24-’29): 29% Projected CAGR (‘24-’29): 33% Actual Projections Actual Projections Actual Projections Actual Projections Actual Projections Actual Projections Actual Projections (2) (2)

Overview of Zodiac Management Plan vs. Street Source: Historical figures per Zodiac company filings. Zodiac Management Plan provided by Zodiac Management in September 2024. Zodiac street estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. Guidance per Zodiac Q2’FY25 8-K. Note: Zodiac fiscal year ends January 31. Rule of 40 defined as Revenue Growth plus Adjusted Free Cash Flow margin. # of Brokers for Consensus: 7% 19% 25% 26% 7% 19% 24% 28% Rule of 40(1): FY24A – FY26E CAGR: Mgmt. Plan: 6% FY24A – FY26E CAGR: Street: 7% FY25E Guidance: $455.5 - $461.5 FY25E Guidance: $90 - $93 FY25E Guidance: $82+ Legend Historical Street Mgmt. Plan # of Brokers for Consensus: 2 2 # of Brokers for Consensus: Mgmt: Street: FY25E Guidance: 6% - 7% FY25E Guidance: 20% FY25E Guidance: 18%+ FY24A – FY26E CAGR: Mgmt. Plan: 47% FY24A – FY26E CAGR: Street: 51% FY24A – FY26E CAGR: Mgmt. Plan: 51% FY24A – FY26E CAGR: Street: 50% Non-GAAP Operating Income ($MM) Adjusted FCF ($MM) Revenue ($MM) Non-GAAP Operating Margin (%) Adjusted FCF Margin (%) YoY Revenue Growth (%) 6 6 6 6

Zodiac Analyst Price Targets and Valuation Methodologies Source: Wall Street research and FactSet as of October 14, 2024. Note: Zodiac fiscal year ends January 31. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. Analyst Ratings & Valuation Methodologies Summary of Price Targets Valuation Methodology and Broker Recommendation Summary Broker Recommendations Over Time Current share price of $8.97 and Consortium Proposal of $9.75(1) represent a 22% and 15% discount to the median, respectively Consortium Proposal (1): $9.75 Per Share

Zodiac Trading Overview

Zodiac Trading Performance Since 2022 From January 3, 2022 to Current (October 14, 2024) NTM Revenue Multiple: Share Price: NTM Revenue Mult: 2.9x Source: Zodiac company filings and FactSet as of October 14, 2024. Zodiac estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. Rule of 40 defined as Revenue Growth plus Adjusted Free Cash Flow margin. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. Share Price: $8.97 Selected Earnings Releases e Legend 1-Day Price Reaction +% 3/2/22: Announces $400MM convertible investment from Silver Lake ($250MM upfront with $150MM due up to 18 months later) 3/2 – 3/3 Reaction: (9%) e (9%) e (6%) e (11%) e +9% e +17% e +3% 8/24/22: Announces acquisition of Zephr for $44MM 8/24 – 8/25 Price Reaction: (6%) e (20%) 2/21/23: Praesidium discloses 6% stake 2/21 – 2/22 Price Reaction: +1% e +20% 4/16/24: 1-day prior to Reuters reports Zodiac exploring a potential sale 4/16 – 4/17 Price Reaction: +12% 2/1/24: Announces 8% RIF 2/1 – 2/2 Price Reaction: (5%) 5/1/24: Announces settlement with Scalar Gauge and appointment of John Harkey to Board of Directors 5/1 – 5/2 Price Reaction: (1%) 9/25/23: Completes remaining $150MM convertible investment from Silver Lake 9/25 – 9/26 Price Reaction (4%) e +3% e (0%) e (6%) Consortium Proposal (2): $9.75 Per Share Reuters Report of Zodiac Exploring a Potential Sale to Q2 FY25 Earnings (4/16 – 8/21)

Operating Statistics of Selected Companies $493 $487 $603 $712 $320 $2,585 $785 $1,786 $1,575 $1,157 $3,114 $821 $4,774 $2,599 $621 $1,208 Source: FactSet and broker mean consensus estimates as of October 14, 2024. Zodiac Management Plan provided by Zodiac management in September 2024. Note: Zodiac fiscal year ends January 31. Zodiac FY-1 used as proxy for CY. Rule of 40 defined as revenue growth plus levered free cash flow margin. Dropbox LFCF and UFCF adjusted for assets obtained under finance leases. E2open LFCF estimates based on selected broker equity research as of October 2024. CY25E Revenue ($MM) CY25E Gross Margin (%) (2) (2) NTM UFCF Margin (%) Zodiac (2) CY25E Revenue Growth CY25E Non-GAAP EBIT Margin CY25E Rule of 40 (1) CY25E LFCF Margin Zodiac Zodiac Zodiac Selected Companies Legend 74% 75% 77% 79% 89% 84% 81% 89% 68% 82% 81% 78% 79% 80% 74% 76% 17% 16% 26% 36% 35% 28% 32% 27% 27% 28% 25% 14% 19% 30% 5% 2% (2) (3) (3) (3)

Trading Statistics of Selected Companies Ent. Val. ($MM) Source: FactSet and broker mean consensus estimates as of October 14, 2024. Zodiac common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024. Note: Zodiac fiscal year ends January 31. Zodiac FY-1 used as proxy for CY. Multiples greater than 50.0x considered not meaningful and denoted as “NM”. E2open LFCF estimates based on selected broker equity research as of October 2024. Dropbox LFCF and UFCF adjusted for assets obtained under finance leases. Transaction scenarios reflect cancellation of April 2024 CEO PSUs since share price hurdle is not met in a Change in Control, per Zodiac management. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024. $1,369 $3,874 $9,550 $5,851 $15,102 $6,530 $4,836 $10,028 $2,066 $2,509 $14,866 $922 $4,910 $1,473 Selected Companies Legend CY25E Revenue Multiple NTM UFCF Multiple Selected Companies Revenue Multiple Range: 2.0x-4.0x CY25E LFCF Multiple Consortium Proposal: $9.75 Per Share(3)(4) 3.0x Consortium Proposal: $9.75 Per Share(3)(4) 16.5x Consortium Proposal: $9.75 Per Share(3)(4) 18.6x (1) (2) (2) (1) Selected Companies LFCF Multiple Range: 11.0x-18.0x DCF Terminal Value Multiple Range: 12.0x-19.0x

Zodiac Valuation Overview

Summary of Zodiac Management Plan Projections Note: Assumes Zodiac current shareholders incur 14% cumulative dilution through issuance of equity awards over the projected period, per Zodiac Management. Zodiac Management Plan provided by Zodiac management in September 2024. One-Time Cash Expenses comprised of acquisition-related expenses and shareholder matters. Long-term effective tax rate as a percentage of GAAP pre-tax income. Based on 21% long-term effective tax rate(3)

Zodiac Discounted Cash Flow Analysis Summary of Valuation Assumptions Unlevered free cash flow projections and terminal value discounted to July 31, 2024 using mid-period convention Excludes impact of stock-based compensation, amortization of intangibles, and other non-cash items in unlevered free cash flow Weighted average cost of capital range of 11.5% to 13.5% Terminal value based on NTM UFCF multiple range of 12.0x – 19.0x and terminal year (FY29E) UFCF of $141MM Current shareholders incur ~4% annual dilution through issuance of equity awards throughout the projection period Assumes 80% utilization limit per Zodiac management for U.S. Federal NOLs Note: Present values as of July 31, 2024, assuming mid-period convention. Unlevered Free Cash Flows and Terminal Value adjusted by the cumulative dilution to current shareholders in each respective year, and then discounted to present value as of July 31, 2024. Assumes current shareholders incur ~4% annual dilution through issuance of equity awards over the projected period, per Zodiac management. Cash and cash equivalents, short-term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024. Common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method.

Selected Companies Analysis Zodiac Management Plan provided by Zodiac management in September 2024. Zodiac fiscal year ends January 31. FY-1 used as a proxy for CY. Zodiac street estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. Common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024.

Selected Transactions Statistics Selected Public Software Transactions Greater Than $1 Billion with Revenue Growth Less Than or Equal to 10% Since 2011 Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research. Note: ‘–' = Not publicly available or not meaningful. Multiples greater than 50.0x considered not meaningful. Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial rumors existed. Rule of 40 defined as revenue growth plus levered free cash flow margin. NTM statistics based on mean analyst consensus estimates for the next twelve month period as of transaction announcement. NTM revenue growth based on NTM revenue and revenue from the last completed twelve month (LTM) period with public filings as of transaction announcement. Zodiac street estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. Common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Transaction scenarios reflect cancellation of April 2024 CEO PSUs since share price hurdle is not met in a Change in Control, per Zodiac management. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024. Impact of Convertible Senior Notes due 2029 reflected in Enterprise Value based on Zodiac indenture dated March 24, 2022. Instructure NTM revenue growth pro forma for acquisition of Parchment. Reflects Consortium Proposal of $9.75 per share received on October 15, 2024.

Selected Transactions Analysis Note: NTM represents the 12-month period ending July 31, 2024. Zodiac street estimates based on FactSet and broker mean consensus estimates as of October 14, 2024. Common shares outstanding, RSUs, PSUs, options, and warrants as of October 10, 2024 per Zodiac management. Fully-diluted shares calculated using treasury stock method. Transaction scenarios reflect cancellation of April 2024 CEO PSUs if share price hurdle is not met in a Change in Control. Cash and cash equivalents, short term investments, and face value of convertible debt per Zodiac 10-Q for the period ended July 31, 2024. Impact of Convertible Senior Notes due 2029 reflected in Enterprise Value based on Zodiac indenture dated March 24, 2022.

Appendix Additional Information

Zodiac Management Plan Illustrative NOL Schedule Note: Effective tax rate assumed to be 21%, as provided by Zodiac management in September 2024. Federal NOL balance of $552MM as of January 31, 2024, per Zodiac 10-K for the period ended January 31, 2024. Under the US Tax Cuts and Jobs Act, carryforward NOLs are subject to an annual limitation equal to 80% of taxable income. Zodiac Management Plan provided by Zodiac management in September 2024. Extrapolations approved by Zodiac management in September 2024. Present values as of July 31, 2024, assuming mid-period convention. Tax Savings adjusted by the cumulative dilution to current shareholders in each respective year, and then discounted to present value as of July 31, 2024.

Trading and Operating Statistics of Selected Companies

Illustrative Zodiac Cost of Capital Calculation (1/2)

Illustrative Zodiac Cost of Capital Calculation (2/2)

Disclaimer